Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K/A
                                Amendment Number 2




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): October 29, 2007




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                              6080 Center Drive, Suite 640
                             Los Angeles, CA 900045
                       (310) 242-5634  Fax: (310) 242-5676



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)




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SECTION  1.  Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement
Not applicable

SECTION  2.   Financial  Information
Not  Applicable

SECTION  3.  , Securities and Trading Markets
Not  Applicable

SECTION  4.  Matters Relating to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

Pursuant to Item 304 of Regulation S-B, the Company makes the following representation:

(i) On March 10, 2007, the shareholders voted to ratify the appointment of Pollard-Kelley Auditing Services, Inc., as our Independent registered public accounting firm for the fiscal year ended December 31,2005 and 2006.

On March 10, 2007 Mr. Chang G. Park, CPA , was dismissed as a Certifying Accountant for the Registrant for the period ended September 30, 2006

(ii) Mr. Chang G. Park only performed a review of our financial statements for the period ended September 30, 2006 financial statement. He did not perform an audit nor did he issues any Opinion regarding the financial statement.

(iii) The appointment of Pollard-Kelley Auditing Services, Inc., and the dismissal of the Mr. Chang G. Park, CPA, was recommended by the board of directors.

(iv)  During  the  Company's  most recent   interim period ended September 30,
2006 up to the date of the change in certifying accountant, there were no disagreements with Mr. Chang G. Park's ,on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Mr. Chang G. Park would have caused Mr. Chang G. Park to make a reference to the subject matter of the disagreement(s) in connection with his interim review report.

 (v) Effective March 10, 2007, the Company has appointed Pollard-Kelley auditing Services, Inc., with offices at 4500 Rockside Road, Independence, OH 4431, as certifying accountant for the company.

(vi) The Company did not consult with Pollard-Kelley Auditing Services, Inc., with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to their engagement.

(vii) The Company had requested that Mr. Chang Park review the disclosure in this report and that it has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein in response to Item 304 (b). Mr. Chang Park did not respond to the request.

SECTION  5.  Corporate governance and Management
Not  Applicable

SECTION  6.  Reserved
Not  Applicable

SECTION  7.  Regulation FD
Not  Applicable



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SECTION  8:  Other Events

On March 10, 2007, the Majority Shareholder voted to approve and ratify the following items.

1   Re-election of  the under-listed  three  members  of the Company's
Board of Directors to serve for a  one-year  term
a). Wesley Bradford, MD
b)  Jude Uwaezoke
c)  Don Stanford

2. Re-approval of the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for the 2007 fiscal year,

The Board of Directors accepted the result of the Majority shareholder vote without any further modification and was appended into the Corporate record.

SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------
Exhibit  16.1  -  Not applicable.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             InterCare DX, Inc.
                                               (Registrant)

Date:  November 1, 2007              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)






























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